SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Regal-Beloit Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         ______________________________________________________________________
     2)  Aggregate number of securities to which transaction applies:
         ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________________
     4)  Proposed maximum aggregate value of transaction:  ____________________
     5)  Total fee paid:  _____________________________________________________

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid: _________________________________________________
  2)  Form, Schedule or Registration Statement No.:  __________________________
  3)  Filing Party:  __________________________________________________________
  4)  Date Filed:  ____________________________________________________________

Copies to security holders are intended to be released on March 22, 1996.

                                TABLE OF CONTENTS


Notice of Annual Meeting of Stockholders

Proxy Statement for Annual Meeting of Stockholders

  Solicitation and Voting
  Voting Securities and Principal Holders Thereof
  Election of Directors
  1995 Committees of The Board
  Other Information About the Board
  Compensation
    Report of Compensation Committee on Annual Compensation
    Compensation Committee Interlocks and Insider Participation
  Comparison of Five Year Cumulative Total Return
  Five Year Cumulative Performance Graph
  Summary Compensation Table
  Ownership of Company Stock and Stock Equivalents by Named Executive Officers Security Ownership of Management
  Option Exercise and 1995 Fiscal Year-End Option Values
  Option Grants in Fiscal 1995
  Summary of Benefit Plans
    Profit Sharing
    Target Supplemental Retirement Plan
    Officers' Incentive Bonus Plan
    1982 Incentive Stock Option Plan
    1987 Stock Option Plan
    1991 Flexible Stock Incentive Plan
    Term Life Insurance
    Supplemental Disability
    Employment Contracts and Executive Termination Benefits Agreement
    Outside Directors - Nonqualified Stock Option Grant
  Compliance with Section 16(a) of the Securities Exchange Act
  Propsed Increase of Authorized Shares of Common Stock
  Proposed Amendment to Regal-Beloit Corporation 1991 Flexible Stock Incentive
   Plan
  Selection of Auditors
  Stockholder Proposals
  Exhibit A
    Amended Text - Section 4 of 1991 Flexible Stock Incentive Plan
  Appendices
    1.  Proxy Card
    2.  Proxy Card

                              REGAL-BELOIT CORPORATION
                      ----------------------------------------
                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 24, 1996

To the Stockholders of Regal-Beloit Corporation:

   Notice is hereby given that the Annual Meeting of Stockholders of Regal-Beloit Corporation, a Wisconsin Corporation (the "Company") will be held at the Company Headquarters, 200 State Street, Beloit, Wisconsin 53511-6254, on Wednesday, April 24, 1996 at 10:30 A.M. Central Daylight Time for the following purposes:

 1.  To elect three Class C Directors for a term of three years.

 2. To consider and vote upon a proposal to increase the Company's authorized shares of Common Stock from 25,000,000 to 50,000,000.

 3. To consider and vote upon a proposal to amend Section 4 of the Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan.

 4. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1996.

 5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors does not have plans to bring any other business before the meeting, and has not been advised that any other business will be brought before the meeting.

   The Board of Directors has fixed February 29, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting.

   To assure representation at the meeting, please indicate your voting directions, date, sign and mail promptly, the enclosed proxy which is being solicited on behalf of the Board of Directors. A return envelope which requires no postage if mailed in the United States is enclosed for such purpose. Stockholders who are present at the meeting may withdraw their proxies and vote in person if they wish.

   A copy of the 1995 Annual Report of the Company accompanies this notice and attached Proxy Statement.

                                   By Order of the Board of Directors


                                   Robert C. Burress
                                   ____________________________________
                                   Robert C. Burress, Secretary
                                   REGAL-BELOIT CORPORATION

Beloit, Wisconsin
March 14, 1996

                             REGAL-BELOIT CORPORATION
                                 200 STATE STREET
                          BELOIT, WISCONSIN  53511-6254
                          -----------------------------

       PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 24, 1996

                                 * * * * * * * *

                             SOLICITATION AND VOTING

   The enclosed proxy for the Annual Meeting of Stockholders to be held
April 24, 1996, and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company. A proxy may be revoked at any time prior to the voting thereof by notice in writing filed with the Secretary of the Company or by withdrawal in person at the registration desk at the annual meeting. Properly executed proxies will be voted as specified thereon, unless revoked.

   The Company will bear the expense of this solicitation of proxies. It is expected that only the mails will be used for such solicitation, except Directors, Officers or regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company may pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy material to principals and obtaining their proxies.

   This Proxy Statement, Notice of Meeting and accompanying proxy cards are first being mailed to stockholders on or about March 22, 1996.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   On December 31, 1995, the outstanding voting securities of Regal-Beloit Corporation consisted of 20,553,968 shares of $0.01 par value Common Stock, each share of which is entitled to one vote. Only stockholders of record at the close of business on February 29, 1996, will be entitled to vote at the meeting.

   To the best of the Company's knowledge, no entity owned more than 5% of its outstanding voting securities at the close of business on December 31, 1995, except Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, who owned 1,227,434 shares (6.0%) and FMR Corp., 82 Devonshire Street, Boston MA 02109-3614 who owned 1,489,900 shares (7.2%). On December 31, 1995, the Directors, nominees for Directors and Officers of the Company as a group (11 persons) were beneficial owners of 1,031,221 shares of the Company's Common Stock (including 376,860 shares subject to options exercisable within 60 days) constituting approximately 6.0% of the outstanding shares of Common Stock.

   A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

   If a quorum is present, Directors are elected by the affirmative vote of a majority of the outstanding shares present in person or by proxy at the meeting and entitled to vote on the election of Directors. "Majority" means that an individual who receives more than half the votes cast is elected as Director. A withheld vote has the effect of a vote against the nominee or nominees.

   If a quorum exists, the affirmative vote of the holders of a majority of the shares of Company Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon is required for approval of the proposed increase in the authorized shares of Common Stock of the Company and for the approval of the proposed amendment to the 1991 Flexible Stock Incentive Plan. An abstention or a broker non-vote, which does not represent a share entitled to vote on a proposal, accordingly, will have no effect on the voting for such proposal.

                             ELECTION OF DIRECTORS

   The current three year term of the Class C Directors expires at the forthcoming annual meeting. Unless otherwise directed, proxies will be voted at the annual meeting for the election of nominees, J. Reed Coleman, Frank E. Bauchiero and Stephen N. Graff as Class C Directors for a three year term until the 1999 annual stockholder meeting and until their successors are duly elected. All except Mr. Graff are currently serving as Directors. Management has no reason to believe that any of the foregoing nominees is not available or will not serve if elected, but if any of them should become so unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

   The following sets forth certain information (furnished by them to the Company) concerning each nominee and each Director whose term of office continues after the annual meeting.

                                                                             Beneficial Ownership Of
                                                                               Company Stock As Of
                                                                                December 31, 1995
                                                                             -----------------------
                                                                                        Percentage
                                     Principal Occupation, Business          Director    Number Of    Of Shares
       Name and Age                Experience and Other Directorships         Since     Shares (1)   Outstanding
---------------------------   --------------------------------------------   --------   ----------   -----------
Nominees For
Class C Directors
Term Expires in 1999:

J. REED COLEMAN-62            Chairman, Madison-Kipp Corporation;               1981        72,854        *
                              Director, Madison-Kipp Corporation,
                              Kemper National Insurance Co.,
                              Xeruca Corp., Lunar Corporation and
                              NIBCO, Inc.

FRANK E. BAUCHIERO-61         President, Industrial, Dana North                 1993         7,766         *
                              America; former President, Warner
                              Electric Brake & Clutch; Director,
                              Walbro Corp., Rockford Products
                              Corporation, M & I Bank of Beloit
                              and Madison-Kipp Corporation.

STEPHEN N. GRAFF-61           Retired Milwaukee Office Managing                  New           200         *
                              Partner, Arthur  Andersen LLP and              Nominee
                              Andersen Worldwide S.C.; Director,
                              Super Steel Products Corp.; Director,
                              Northwestern Mutual Series Fund, Inc.


                                                                                        Beneficial Ownership Of
                                                                                          Company Stock As Of
                                                                                           December 31, 1995
                                                                                        ------------------------
                                                                                                     Percentage
                                     Principal Occupation, Business          Director   Number Of     Of Shares
     Name and Age                  Experience and Other Directorships         Since     Shares (1)   Outstanding
---------------------------   --------------------------------------------   --------   ----------   -----------
Class A Directors
Term Expires in
1997:

WILLIAM W. KEEFER-71          Former Chairman, Warner Electric                   1985       54,428        *
                              Brake and Clutch Co.; Director,
                              Franklin Electric Co.

JAMES L. PACKARD-53           Chairman, President and Chief Execu-               1980      453,667       2.2
(3)                           tive Officer of the Company, employed
                              with the Company since 1979.  Presi-
                              dent and Director since 1980.  Chief
                              Executive Officer since 1984.  Chair-
                              man since 1986.  Director, First
                              National Bank & Trust Co. of Beloit.

HENRY W. KNUEPPEL-47          Executive Vice President - Operations              1987      205,943       1.0
                              of the Company, employed since 1979.
                              Vice President - Power Transmission
                              Group 1982 - 1985.  Vice President -
                              Operations 1985 - 1987.  Director and
                              Executive Vice President - Operations
                              since 1987.

Class B Directors
Term Expires in 1998:

JOHN M. ELDRED-65             President, The First National Bank                 1965       45,228        *
(3)                           & Trust Co. of Beloit.  Director, First
                              National Bank & Trust Company of
                              Beloit.

JOHN A. McKAY-62              Former President & COO, Harnischfeger              1992        8,304        *
(3)                           Industries, Inc.; former Chairman and
                              CEO of Beloit Corporation; Director,
                              Sandusky International, Inc.,
                              First National Bank & Trust Co. of
                              Beloit.

G. FREDERICK KASTEN, JR.-57   President, CEO, Robert W. Baird                    1995       12,688        *
                              & Co., Inc.;  Director of Robert W.
                              Baird & Co., Inc.; Columbia Hospital
                              Corporation; Milwaukee World
                              Festival, Inc.; Interstate Forging
                              Industries.

                                                                             Beneficial Ownership Of
                                                                               Company Stock As Of
                                                                                December 31, 1995
                                                                             -----------------------
                                                                                        Percentage
                                      Principal Occupation, Business         Director   Number Of     Of Shares
      Name and Age                  Experience and Other Directorships        Since     Shares (1)   Outstanding
--------------------------   ---------------------------------------------   --------   ----------   -----------
Director In Office; Term
Expiring at Annual Meeting
and Not Continuing
Because of Retirement:

ELBERT H. NEESE-72           Director, Neese Family Foundation;                  1980      223,145       1.1
(2)(3)                       Former Chairman and President,
                             Beloit Corporation; Director, First
                             National Bank & Trust Company of
                             Beloit.  General Partner, Neese
                             Investment Partnership.


* Represents less than 1% of the common stock.


 (1) The amounts shown for all Directors except Messrs. Packard, Knueppel, McKay, Bauchiero and Kasten include 24,854 shares each for which they have vested but unexercised nonqualified stock options. The amounts shown for Messrs. McKay, Bauchiero and Kasten include 8,104 shares, 5,766 shares and 2,688 shares respectively, for which they have vested but unexercised options. The amount shown for Mr. Eldred includes 200 shares held in an Individual Retirement Account and 500 shares in a Keogh Plan. The amounts shown for Messrs. Packard and Knueppel include 144,136 shares and 94,750 shares, respectively, for which they have vested but unexercised options; 290,000 shares and 103,180 shares, respectively, as to which the indicated persons share voting and dispositive power with a spouse and 18,115 shares and 4,473 shares, respectively, held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's Personal Savings Plan (401K) and an Individual Retirement Account (IRA). The amounts shown for Messrs. Packard and Eldred include 1,416 shares and 6,206 shares respectively, held by their spouses, as to which they disclaim beneficial ownership.

 (2) Of the amount shown for Mr. Neese, 198,291 shares are held by a charitable foundation of which he, his spouse and one other person share voting powers and as to which he disclaims any beneficial interest.

 (3) Director John M. Eldred is the President, and he and Directors Neese, Packard and McKay are Directors of The First National Bank & Trust Company of Beloit (the "Bank"), Beloit, Wisconsin. During 1995, Regal-Beloit Corporation had business transactions with The Beloit Corporation and The First National Bank & Trust Company of Beloit. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue. As of December 31, 1995, the Company had outstanding letters of credit with the Bank in the aggregate amount of $2,216,455. The Company has not drawn down on any of the letters of credit.

                           1995 Committees Of The Board

   The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The current Audit Committee members are Directors J. Reed Coleman, Chairman, William W. Keefer and Frank E. Bauchiero. James L. Packard is an ex-officio member. The committee is appointed by and receives its authority and assignments from and reports to the Board of Directors. Its responsibilities include, but are not limited to, recommendations of the appointment of the public accountants, review of the scope and results of the public accountant's audit activities and the fees proposed and charged therefore, and review of the Company's accounting controls and policies, financial reporting practices and the internal audit control procedures and related reports of the Company. The committee held two meetings in 1995.

Compensation Committee. The current Compensation Committee consists of Directors John A. McKay, Chairman, Elbert H. Neese and John M. Eldred. The committee is appointed by and reports to the Board of Directors. Among its duties are to recommend to the Board of Directors the annual compensation of the directors and principal corporate officers and to review, formulate, recommend and administer short and long range compensation programs for Officers and Key Employees. The committee held five meetings during 1995.

Nominating Committee. Directors who serve on the Nominating Committee are Elbert H. Neese, Chairman, John M. Eldred and G. Frederick Kasten. This committee is responsible for recommending to the Board candidates to fill interim and expiring Board and Officer vacancies. Nominees are selected on the basis of outstanding professional and business achievements, character and their ability to make useful contributions in the best interests of the Company. The committee will consider nominees suggested by stockholders. It is suggested that any such nominees be brought to the attention of the Secretary. The committee held one meeting during 1995.



                        Other Information About The Board

   The Board of Directors has the responsibility to elect the principal Officers, establish corporate policies and to oversee the overall performance of the Company. Members of the Board are kept informed by written reports and financial data sent to them each month, as well as by oral and written operating, planning and financial reports given to them by Company Officers and others at Board and committee meetings.

   Directors' Compensation. Each outside Director of the Company (currently Messrs. Coleman, Bauchiero, Eldred, Keefer, McKay, Neese and Kasten) receives an annual fee of $14,000 plus $1,000 and expenses for each Board meeting attended. The Audit, Compensation and Nominating Committee Chairmen each receive an additional $1,000 annual fee. There are four regularly scheduled Board of Directors meetings per year. There was one special meeting of Directors in 1995. Outside Directors serving on committees of the Board of Directors receive an additional $1,000, plus expenses for each committee meeting attended. In addition, the Company provides Directors with certain health, life and travel insurance benefits.

                                 COMPENSATION

           Report Of Compensation Committee On Annual Compensation

   The Compensation Committee of the Board of Directors (the "Committee") as described above is composed entirely of independent outside directors. The Committee is responsible for setting and administering the policies which govern both annual compensation and stock option programs. The following is an overview of those compensation policies.

   Overall Policy for the Named Executive Officers' Compensation. The Compensation Committee of the Board of Directors maintains executive salary and benefits at a level that will permit the Company to attract and retain the highest quality individual in its key executive positions, taking into consideration the prevailing competitive job market, the current and projected size of the Company, its ability to pay and the relationship of the resulting executive compensation to other non-executive compensation in the Company.

   Named Executive Officers' compensation overall for 1995 consists of: a cash salary, an annual performance bonus and stock options.

General Measures Used to Determine Compensation for the Chief Executive Officer. The cash salary compensation, bonus and stock option programs are determined by annually comparing the Chief Executive Officer's position to those of similar chief executive officers for companies of the same comparable size and type as reported in one or more representative management compensation studies, taking into consideration geographic location, inflation and the responsibilities commensurate with the position.

   An annual performance bonus program is used as an incentive to reward positive results. The bonus is based exclusively on "Return On Average Shareholders Equity" (the "ROE"). Payment is on a sliding scale dependent upon the Company's Average ROE. The Compensation Committee, with Board approval, makes stock option grants to the Chief Executive Officer under the 1987 and 1991 programs previously approved by the shareholders.

Criteria Used in Determining the Named Executive Officers' other than the Chief Executive Officer's Compensation. The criteria for determining the cash salary, annual performance bonus and stock options for the other Named Executive Officers is basically the same as outlined above for the Chief Executive Officer except that the annual performance bonus payouts are factored down depending on position responsibility. Option grants may also vary and contain fewer restrictions.

Stock Option Philosophy. Stock options for the Named Executive Officers, including the Chief Executive Officer, have been historically granted on a periodic basis to accomplish a diverse set of goals, namely, to advance the Company's growth and success by attracting well-qualified Executives whose judgment the Company is dependent upon for the successful conduct of its operations and to provide such Executives with incentives to put forth maximum effort for the long-term success of the Company's business and, in addition, to help supplement the Executive's retirement benefits. The size and term are based on competitive practice and position levels to insure retention and alignment of these Named Executive Officers' long-range interests with those of the shareholders and the opportunity for those Named Executive Officers to build a meaningful stake in the Company.

   The above overview of the Company's compensation policies has been presented by the following named Directors comprising the Compensation Committee for the fiscal year ending December 31, 1995.

                          John A. McKay, Chairman
                               Elbert H. Neese
                                John M. Eldred

          Compensation Committee Interlocks And Insider Participation

   The Compensation Committee consisted of John A. McKay, Chairman, John M. Eldred and Elbert H. Neese. Mr. Packard, the Company's Chief Executive Officer, Mr. Eldred, Mr. McKay and Mr. Neese, who are Directors of the Company, served on the Board of Directors of The First National Bank & Trust Company of Beloit (the "Bank") and participate in decisions by First National Bank & Trust Company of Beloit's compensation committee regarding compensation of its executives. During the past fiscal year, the Company had business transactions with the Bank and The Beloit Corporation. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue. As of December 31, 1995, the Company had outstanding letters of credit with the Bank in the aggregate amount of $2,216,455. The Company has not drawn down on any of the letters of credit.

The following tables and graphs provide information required by various proxy rules promulgated by the Securities and Exchange Commission concerning the named Executive Officers' compensation.

               Comparison Of Five Year Cumulative Total Return

   The following graph compares the hypothetical total shareholder return (including reinvestment of dividends) on an investment in (1) the Company's Common Stock (2) the AMEX Market Value Index and (3) the Standard & Poor's Manufacturing Diversified Industrials Index ("S&P") for the period January 1, 1991 through December 31, 1995. In each case, the graph assumes the investment of $100.00 on December 31, 1990. Regal-Beloit Corporation and the S & P data were supplied by S & P Compustat Services, Inc. AMEX data was supplied by Research Data Group.



                 Five Year Cumulative Performance Graph

                                              1991   1992   1993   1994   1995
                                              ----   ----   ----   ----   ----
Regal-Beloit Corporation                       102    166    210    222    362

AMEX Market Value Index                        128    130    155    141    178

S&P Manufacturing Diversified Industrials      123    133    161    167    235

                          Summary Compensation Table


                                                      Annual Compensation (2)             Long-Term Compensation
                                                  ------------------------------    ----------------------------------
                                                                                           Awards
                                                                           $        ---------------------      $
                                                                         Other          $                    Long-Term       $
                                                    $          $         Annual     Restricted     Stock     Incentive   All Other
   Name (1)         Principal Position     Year   Salary    Bonus(2)    Comp.(3)      Stock       Options    Payouts     Comp.(4)
----------------    -------------------    ----   -------   --------    --------    ----------    --------   ---------   ---------
                    Chairman, President    1995   343,085    233,280      (3)          0             0               0       9,246
James L. Packard      Chief Executive      1994   316,347    216,000      (3)          0             0               0      16,850
                          Officer          1993   295,105    120,960      (3)          0             0               0       9,770

                                           1995   214,758    115,200      (3)          0             0               0       9,719
Henry W. Knueppel     Executive Vice       1994   199,393    107,712      (3)          0             0               0      10,500
                        President          1993   189,129     61,588      (3)          0             0               0       7,374

                     Vice President-       1995   162,000     72,960      (3)          0        10,000               0      11,183
Robert C. Burress        Chief             1994   150,377     68,160      (3)          0             0               0       7,976
                    Financial Officer      1993   133,762     36,288      (3)          0             0               0       5,220

(1) In 1995, the Company had only three Named Executive Officers who met the Securities and Exchange Commission's required disclosure thresholds.

(2) Includes amounts earned in fiscal year, whether or not deferred or payable.

(3) The Company also provides its Named Executive Officers certain additional non-cash benefits that are not described in this Proxy Statement. Such compensation is below the Securities and Exchange Commission's required disclosure thresholds.

(4) Vested and non-vested contribution to the Company's Employee Profit Sharing Plan and Trust and premiums for term life insurance.

  Ownership Of Company Stock And Stock Equivalents By Named Executive Officers

   To encourage growth in shareholders' value, the Company believes that the Named Executive Officers who are in a position to make a substantial contribution to the long-term success of the Company should have a significant stake in its on-going success through stock ownership. This focuses attention on managing the Company as an owner with an equity position in the business.

   The interests of the Company's Named Executive Officers in the Company's Common Stock, which is set forth in the following table, includes stock owned and stock options granted or in which an interest was held as of December 31, 1995.

                    Security Ownership of Management

                                                              Shares
                                                           Beneficially   Percent Of
           Name                         Office               Owned(1)      Class (5)
--------------------------    -------------------------    ------------   ----------
James L. Packard (2)(3)(4)    Chairman, Chief Executive         453,667      2.2
                                 Officer, President

Henry W. Knueppel(2)(3)       Executive Vice President-         205,943      1.0
                                     Operations

Robert C. Burress(2)           Vice President - Chief           158,695       *
                                 Financial Officer



Total as a group                                                818,305      4.0

(1) The amount shown for Messrs. Packard, Knueppel, Burress, and all Executive Officers as a group include 144,136, 94,750, 22,000 and 260,886 shares, respectively, for which they have vested but unexercised options, but which could be acquired within 60 days pursuant to outstanding option grants.

(2) The amount shown for Messrs. Packard, Knueppel and Burress includes 290,000, 103,180, and 136,695 shares, respectively, as to which the indicated persons share voting and dispositive power with a spouse.

(3) The amount shown for Messrs. Packard and Knueppel includes 18,115 and 4,473 shares, respectively, as to shares held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's
    Personal Savings Plan (401K) and an Individual Retirement Account (IRA).

(4) The amount shown for Mr. Packard includes 1,416 shares held by his spouse as to which he disclaims beneficial ownership.

(5) * Represents less than 1% of the common stock.

          Option Exercise And 1995 Fiscal Year-End Option Values

  The following table sets forth information concerning the exercise of stock options during fiscal year 1995 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

                                           Total Number Of                Total Value Of
                   Number Of           Unexercised Options Held     Unexercised, In-The-Money
                    Shares                At Fiscal Year-End     Options Held at Fiscal Year-End
                  Acquired On  Value   ------------------------- -------------------------------
      Name         Exercise   Realized Exercisable Unexercisable Exercisable(1) Unexercisable(1)
----------------- ----------- -------- ----------- ------------- -------------- ----------------
James L. Packard       15,364 $155,561     144,136       120,000     $3,134,958       $2,610,000
Henry W. Knueppel      12,000   94,500      94,750        72,000      2,060,813        1,566,000
Robert C. Burress      24,000  321,780      22,000             0        478,500                0


(1) Total value of exercisable and unexercisable options are based on the fair market value ($21 3/4 as of December 29, 1995) of the Company's stock.

                        Option Grants in Fiscal 1995

  The Company has in effect stock option plans pursuant to which options to purchase Common Stock of the Company are granted to the Named Executive Officers, Directors and other Key Employees of the Company and its subsidiaries. Robert C. Burress was the only Named Executive Officer who was granted a stock option in the amount of 10,000 shares. Stock options totaling 15,300 shares were granted to Key Employees and 8,064 shares were granted to Directors in fiscal year 1995.


                          SUMMARY OF BENEFIT PLANS

  The Company has certain plans which provide, or may provide, compensation and benefits to Named Executive Officers of the Company, which are described herein. These plans are principally the Company's Incentive Stock Plan, Officers' Compensation Bonus Plan and the Target Supplemental Retirement Plan. The Company also provides its Executive Officers certain group life, health, medical and other benefits generally available to all salaried employees and certain additional non-cash benefits that are not described in this Proxy Statement because such compensation is below the Securities and Exchange Commission's required disclosure thresholds.

                            Profit Sharing Plan

  The Company makes an annual discretionary contribution to its tax-qualified profit sharing plan which covers certain hourly and salaried employees, including the Named Executive Officers. Eligible employees become participants in the profit sharing plan on the first January 1 or July 1 after completing 1,000 hours of service in a 12-month period. The Company's contribution to the profit sharing plan is allocated to participants in accordance with a formula based upon participant compensation and years of service with the Company. A participant must be employed on the last day of the year and be credited with 1,000 hours of service during the year to be eligible for an allocation. Company contributions vest at 20% per year beginning after the completion of three years of service. Effective July 1, 1988, participants have the option to direct the investment of their accounts in 10% increments. Options include a fixed income fund, a bond fund, a balanced fund, two equity funds and an employer stock fund. Distributions from the plan are made generally upon termination of service for any reason in the form of a single sum payment in cash or in Regal-Beloit Corporation stock, provided a participant's vested interest includes a minimum of 100 shares.

  The Company also maintains a profit sharing award program in which it makes an annual discretionary contribution to be allocated to employees in accordance with a formula based upon compensation and years of employment with the Company. The amount allocated is included in the cash compensation of each employee, and effective for years commencing after 1987, may be deferred in whole or in part through the Company's 401(K) plan. Amounts allocated to the Company's Named Executive Officers for 1995 are included in the Summary Compensation Table.


                      Target Supplemental Retirement Plan

  The Target Supplemental Retirement Plan ("TSRP") limits participation to selected key employees who are designated by the Compensation Committee.

  All individuals named in the Summary Compensation Table participate in the TSRP. Under the TSRP, participants are entitled, upon normal or approved early retirement, to receive amounts which, together with social security, a hypothetical profit sharing plan balance annuitized over fifteen (15) years, and the Target Supplemental Retirement Benefit equal the lesser of two percent (2%) of final five (5) years average salary times years of service with the Company up to a maximum of 30 years or 60% income replacement. Consequently, unless reduced as described below, the estimated annual Target Supplemental Retirement benefits to TSRP participants will approximate those shown in the column of the following table which sets forth estimated benefits for participants with various years of credited service.

  These benefits will be reduced by the Social Security payment and the amortized hypothetical Profit Sharing balance.

 Average Annual
Earnings For The                Years Of Credited Service
Final Five Years   ----------------------------------------------------
  Of Service           10        15         20          25        30
----------------   --------   --------   --------   --------   --------
$ 100,000          $ 20,000   $ 30,000   $ 40,000   $ 50,000   $ 60,000
  200,000            40,000     60,000     80,000    100,000    120,000
  300,000            60,000     90,000    120,000    150,000    180,000
  400,000            80,000    120,000    160,000    200,000    240,000
  500,000           100,000    150,000    200,000    250,000    300,000

  The TSRP participant needs a minimum of 15 years of continuous service and have reached the age of 62 to qualify for early retirement benefit. The Compensation Committee may grant a participant additional years of service to qualify for benefits.

  The TSRP is designed to provide a participant a retirement benefit that is comparable in replacement income percentage to that provided lower paid employees. The Plan does this by supplementing retirement income which is lost to higher paid employees due to social security caps and limits on income considered for the Company's Qualified Retirement Plans.


                     Officers' Incentive Bonus Plan

  The Company's Officers' Incentive Bonus Plan provides for the payment of a bonus to the Named Executive Officers based exclusively on "Return On Average Shareholders Equity" (the "ROE"). Payments are based on a sliding scale dependent upon the Company's Average ROE. Bonuses are earned only after the Return on Average Shareholders Equity equals or exceeds 10%. The Bonus benefits are maximized upon reaching a Return On Average Shareholders Equity of 20%. Benefits are further factored depending upon a job responsibility factor. Amounts allocated to the Named Executive Officers for 1995 are included in the Summary Compensation Table.


                    1982 Incentive Stock Option Plan

  The Company's 1982 Incentive Stock Option Plan provides stock options for Officers and Key Employees. The Plan is administered by the Compensation Committee of the Board of Directors. Options to purchase shares of Common Stock of the Company are granted on behalf of the Company by the Board upon the recommendations of the committee. The committee recommends the eligible persons to whom the options may be granted, the number of shares to be optioned, the price at which shares may be optioned (which shall not be less than the fair market value of the stock on the date of grant) and any limitations such as to when each option shall be exercisable. Options to purchase up to a total of 614,946 shares could have been granted under the Plan which expired in 1992.

                            1987 Stock Option Plan

  The Company also maintains a 1987 Stock Option Plan which provides for the grant of stock options to Officers and Key Employees on terms substantially similar to the 1982 Stock Incentive Option Plan (except for certain federal income tax treatment). Options to purchase up to a total of 450,000 shares (adjusted for the August 1994 two for one stock split) may be granted under the Plan.



                      1991 Flexible Stock Incentive Plan
       The Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan

  The Plan provides long term incentives to eligible Directors, Officers and Key Employees of the Company. The Plan is administered by the Board of Directors or a committee so constituted as to comply with Rule 16b-3 of the Securities and Exchange Act of 1934. The committee selects the eligible participants, determines the size, the time and terms of grants to be given, except grants to Outside Directors are limited by the Plan. Grants may be made in the form of Deferred Stock, Restricted Stock, Stock Options, Performance Shares, Stock Appreciation Rights, or a combination thereof.
The committee determines the amount, the form of and combination to be received by the participant. The maximum number of shares of Common Stock available for distribution under the Plan is 1,000,000 shares (adjusted for the August 1994 two for one stock split).

  The Plan also provides that annually as of the date corresponding to the Annual Stockholders' Meeting that the Committee grant a non-qualified stock option to each Outside Director of the Company. The number of shares of Common Stock granted to each Outside Director shall equal the dollar value of the Outside Director's current annual retainer fee; except the initial Grant to a newly elected Outside Director which shall be granted on the date corresponding to the Annual Stockholders' Meeting at which the Outside Director is initially elected shall be equal in dollar value to three (3) times the annual retainer fee payable to Outside Directors. The number of shares to be granted shall be determined by dividing 100% of the fair market value of the Company's Common Stock, on the date of Grant, which date shall always be the date corresponding to the Annual Shareholders' Meeting, into the then current annual retainer fee being paid to Outside Directors. (Before the Shareholders is a proposal to amend Section 4 of the 1991 Flexible Stock Incentive Plan regarding this annual grant.)

  The right to exercise any Grant given to Outside Directors shall vest immediately upon Grant. Unexercised Grants to Outside Directors shall terminate the earlier of ten (10) years after the date of Grant or one (1) year after the date of the death of the Outside Director. Any Director who is terminated for cause and has not effectively exercised his options prior to termination shall have such unexercised options lapse immediately upon termination as an Outside Director. "Cause" is defined as a serious or willful act of misconduct detrimental to the business of Regal-Beloit Corporation or its subsidiaries or their reputation.

  In all other respects, Grants to an Outside Director under the Plan shall be controlled by the terms and conditions of the Plan and the rules, regulations, agreements, guidelines, instruments and interpretations issued by the Committee, except where inconsistent with the limitations set forth in
Section 4 of the Plan.

                            Term Life Insurance

  The Company provided term life insurance in varying amounts of coverage for each of its Named Executive Officers during 1995.


                          Supplemental Disability

  The Company also provided supplemental disability insurance for Named Executive Officers and salariedemployees during 1995. The Plan provides compensation to a disabled Named Executive Officer at the rate of 100% of his normal salary for the first 12 months of total disability and 60% thereafter. Other salaried employees receive 100% of their normal salary for the first 6 months of total disability and 60% thereafter. None of the Company's Named Executive Officers received disability benefits during 1995.


     Employment Contracts and Executive Termination Benefits Agreement

  The Company has no employment contracts with any Named Executive Officers of the Company. However, the Company has termination benefits agreements (the "Agreements") with the Named Executive Officers of the Company. The benefits provided by the Agreements are triggered by the termination of the individual who is a party to an Agreement within three years following a change in control of the Company, if the individual's employment with the Company is terminated not for cause or if the individual terminates his or her employment with "good reason". If the individual's employment is terminated for cause, or as a consequence of death or disability, the Agreement is not triggered. The employment period is three years commencing with the change in control. The Agreement provides that upon such termination, the termination payment shall be a severance payment equal to the sum of the individual's annual salary then in effect plus the amount of the individual's highest annual bonus award during the previous three years, multiplied by the number of years (or fractional portion of a year) remaining in the employment period, but not less than one year's annual salary and bonus award. The individual may elect to receive such payment in a lump sum or monthly installments. In addition, the individual, at no cost, shall continue to participate in the Company's medical and dental benefit plan for the remainder of the employment period. The termination payments and benefits described above may be reduced if necessary to comply with Internal
Revenue Code limits concerning "golden parachutes".


                            Outside Directors
                    Non-qualified Stock Option Grant

  On January 23, 1992, the Board of Directors granted to each non-employee member of the Board of Directors a non-qualified stock option grant of 20,000 shares of Common Stock, at an option price of $7.50 per share which price was equal to the closing price of a share of Regal-Beloit Corporation's Common Stock on the date of grant as adjusted to reflect the August 1994 two for one stock split. The options granted will terminate five (5) years from the date of grant, or one year following the Director's death but in any event prior to the expiration date of the option. The grant shall be exercisable as to one-quarter of the shares granted on the date of grant and one-quarter on each anniversary date thereafter. The limitation on exercisability shall be removed immediately upon death, ceasing to be a member of the Board or a change in control.

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by the Company, or written representation from certain reporting persons that no Form 5's were required for those persons, the Company believes that, since May 1, 1991 all filing requirements applicable to its Officers, Directors, and greater than ten percent (10%) beneficial owners were complied with.


           PROPOSED INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

  The Certificate of Incorporation of the Company presently authorizes the issuance of 25,000,000 shares of Common Stock, of which 20,553,968 were outstanding as of December 31, 1995, and of which 1,514,996 were reserved as of such date for issuance upon the exercise of options issued by the Company. Consequently, only 2,931,036 shares of Common Stock are available to be used for any other purposes. Therefore, the Board of Directors has proposed an increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 of the par value of one cent ($.01) per share.

  The Board believes it is desirable to increase the total number of shares of Common Stock that the Company is authorized to issue to 50,000,000 in order to have a substantial number of authorized shares available for issuance from time to time without further stockholder approval in connection with future distributions to stockholders (including stock splits, acquisitions, financings, stock options or other employee benefits) and other corporate opportunities that may present themselves in the future. Having such additional authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay of stockholder action at a special meeting of stockholders unless such action is required by applicable law or the rules of any stock exchange on which the Common Stock may be listed.

  As of the date hereof, the Company has no plans, understandings, arrangements or agreements concerning the issuance of additional shares of Common Stock not previously authorized for issuance by the Board.

  The Board of Directors recommends a vote "FOR" the proposed increase in authorized shares of Common Stock.

             PROPOSED AMENDMENT TO REGAL-BELOIT CORPORATION
                   1991 FLEXIBLE STOCK INCENTIVE PLAN

   The Board of Directors has adopted, subject to approval by shareholders, a resolution amending Section 4 of the Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan (the "1991 Plan"). (The complete amended text of
Section 4 is set forth as Exhibit A to the Proxy Statement.)

   Currently, the Plan also provides that annually as of the date corresponding to the Annual Stockholders' Meeting that the Committee grant a non-qualified stock option to each Outside Director of the Company. The number of shares of Common Stock granted to each outside Director shall equal the dollar value of the Outside Director's current annual retainer fee; except the initial
Grant to a newly elected Outside Director which shall be granted on the date corresponding to the Annual Stockholders' Meeting at which the Outside
Director is initially elected shall be equal in dollar value to three (3) times the annual retainer fee payable to Outside Directors. The number of shares to be granted shall be determined by dividing 100% of the fair market value of the Company's Common Stock, on the date of Grant, which date shall always be the date corresponding to the Annual Shareholders' Meeting, into the then current annual retainer fee being paid to Outside Directors.

   The Proposed Amendment changes the preceding paragraph by providing that the Committee shall annually grant, at fair market value as of the date corresponding to the Annual Shareholders' Meeting, stock options, stock appreciation rights or any combination thereof to each Outside Director of the Company. Each individual Outside Director shall be granted 800 shares of Common Stock, except the first grant to an initially elected Outside Director shall be 2,400 shares granted on the date corresponding to the Annual Shareholders' Meeting at which the Outside Director is initially elected.

   The right to exercise any grant given to Outside Directors shall vest immediately upon grant. Unexercised Grants to Outside Directors shall terminate the earlier of ten (10) years after the date of Grant or one (1) year after the date of the death of the Outside Director. Any Director who is terminated for cause and has not effectively exercised his options prior to termination, shall have such unexercised options lapse immediately upon termination as an Outside Director. "Cause" is defined as a serious or willful act of misconduct detrimental to the business of Regal-Beloit Corporation or its subsidiaries or their reputation.

   In all other respects, Grants to an Outside Director under the Plan shall be controlled by the terms and conditions of the Plan and the rules, regulations, agreements, guidelines, instruments and interpretations issued by the Committee, except where inconsistent with the limitations set forth in this Section 4 of the Plan.

   Federal Tax Treatment of Outside Directors Stock Grants. The following is a brief summary of the Company's understanding of the principal federal income tax consequences of grants made under Section 4 of the 1991 Plan based upon the applicable provisions of the Code in effect on the date hereof. All grants to Outside Directors are non-qualified stock options
(NSO).

   An optionee will not recognize taxable income at the time an NSO is granted. Upon exercise of an NSO, an optionee will recognize compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares at the date of exercise. If any applicable withholding requirements are met, the amount of such difference will be a deductible expense to the Company for tax purposes. On a subsequent sale or exchange of shares acquired pursuant to the exercise of an NSO, the optionee will recognize a taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis will, in general, be the amount paid for the shares plus the amount treated as compensation income at the time the shares were acquired pursuant to the exercise of the option.

   When the NSO exercise price is paid in Delivered Stock, the exercise is treated as: (a) a tax free exchange of the shares of Delivered Stock (without recognizing any taxable gain with respect thereto) for a like number of new shares (with such new shares having the same basis and holding periods as the old) and (b) an issuance of a number of additional shares having a fair market value equal to the "spread" between the exercise price and the fair market value of the shares for which the NSO is exercised. The optionee's basis in the additional shares will equal the amount of compensation income recognized upon exercise of the NSO and the holding period of shares will begin on the day the optionee acquired them. This mode of payment does not affect the ordinary income tax liability incurred upon exercise of the NSO described above.

   The maximum number of shares of the Common Stock of the Company available for distribution under the Plan is 1,000,000 shares. Such maximum number of shares are subject to appropriate adjustment to eliminate the effects of any dilutive events such as stock splits, stock dividends, mergers, recapitalization or other such events. Such antidilution adjustments shall apply to all Plan shares and all outstanding grants.

   The Board of Directors recommends a vote "FOR" the proposed amendment to
Section 4 of the Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan.



                           SELECTION OF AUDITORS

   The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1996 and is submitting the selection of auditors for approval by the stockholders at the forthcoming annual meeting. Representatives of Arthur Andersen LLP will be present at the annual meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

   In addition to services performed in connection with their audit function (which services included examination of the annual financial statements, assistance and consultation in connection with filing the 10-K annual report with the Securities and Exchange Commission and auditing the Company's Profit Sharing Plan and Personal Savings Plan), Arthur Andersen LLP provided other non-audit services during the year ended December 31, 1995.

   The Audit Committee concluded that the performance of such services does not impair the independence of Arthur Andersen LLP as Regal-Beloit Corporation's auditors.

   In the event the shareholders do not ratify the appointment of Arthur Andersen LLP or if for any reason that firm shall cease to act as auditors for Regal-Beloit Corporation, the Company will appoint other independent public accountants as auditors.

                          STOCKHOLDER PROPOSALS

   Stockholder proposals must be received by the Company no later than November 15, 1996 in order to be considered for inclusion in next year's annual meeting proxy statement.

   The proponent of a proposal must be a record or beneficial owner of at least one percent (1%) or $1,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year and shall continue to own such securities through the date on which the meeting is held.

                     By Order of the Board of Directors


                     Robert C. Burress
                     -------------------------------------
                     Robert C. Burress, Secretary

Beloit, Wisconsin
March 14, 1996

                                  EXHIBIT



        A         Amended Text
                  Section 4 of 1991 Flexible Stock Incentive Plan

Exhibit A




                                   AMENDED TEXT
                SECTION 4 OF 1991 FLEXIBLE STOCK INCENTIVE PLAN


   LIMITATION ON OUTSIDE DIRECTOR GRANTS. The Committee shall annually grant, at fair market value as of the date corresponding to the Annual Shareholders' Meeting, stock options, stock appreciation rights, or any combination thereof to each Outside Director of the Company. Each Outside Director shall be granted 800 shares of Common Stock; except the first grant to an initially elected Outside Director shall be 2,400 shares granted on the date corresponding to the Annual Shareholders' Meeting at which the Outside Director is initially elected.

   The right to exercise any grant given to Outside Directors shall vest immediately upon grant. Unexercised Grants to Outside Directors shall terminate the earlier of ten (10) years after the date of Grant or one (1) year after the date of the death of the Outside Director. Any Director who is terminated for cause and has not effectively exercised his options prior to termination, shall have such unexercised options lapse immediately upon termination as an Outside Director. "Cause" is defined as a serious or willful act of misconduct detrimental to the business of Regal-Beloit Corporation or its subsidiaries or their reputation.

   In all other respects, grants to an Outside Director under the Plan shall be controlled by the terms and conditions of the Plan and the rules, regulations, agreements, guidelines, instruments and interpretations issued by the Committee, except where inconsistent with the limitations set forth in this Section 4 of the Plan.

                                    APPENDIX


         1        Proxy Card

         2        Proxy Card

APPENDIX 1
                              REGAL-BELOIT CORPORATION
                     PROXY FOR ANNUAL MEETING ON APRIL 24, 1996
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J.L. Packard and R.C. Burress or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 29, 1996, at the Annual Meeting of Stockholders to be held on April 24, 1996, at 10:30 A.M. Central Daylight Time, at the Regal-Beloit Corporation's Corporate Headquarters, 200 Sate Street, Beloit, Wisconsin 53511-6254, or any adjournment thereof (the Meeting) and thereto vote all shares.

                ELECTION OF ALL THREE (3) CLASS C DIRECTORS:
(or if any nominee is not available for election, such substitute as the Board of Directors may designate).

                                 Nominees:

            J. Reed Coleman, Frank E. Bauchiero, Stephen N. Graff

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly
using the enclosed envelope.    SEE REVERSE SIDE


-----     Please mark
| X |     votes as in
-----     example

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of Directors and FOR All Proposals.

 --------------------------------------------------------------------------------------------------------
|       The Board of Directors recommends a vote FOR the election of Directors and FOR All Proposals.   |
|-------------------------------------------------------------------------------------------------------|
|                             FOR          WITHHELD                              FOR  AGAINST ABSTAIN   |
| 1. Election of Direc-                                 3. Amend Section 4 of                           |
|    tors (see reverse).      ____         ________        1991 Flexible Stock                          |
|                                                          Incentive Plan.       ____ _______ _______   |
|    For, except vote withheld from the following nominee(s)                                            |
|    _______________________________________________________                                            |
|                                                                                                       |  5. To act on other busi-
|                              FOR  AGAINST ABSTAIN                              FOR  AGAINST ABSTAIN   |     ness that properly
| 2. Increase the authorized                            4. Selection of Indepen-                        |     comes before the
|    common stock from                                     dent Auditors.        ____ _______ _______   |     meeting or any
|    25,000,000 to 50,000,000                                                                           |     adjournments and
|    shares at $0.01 par value ____ _______ _______                                                     |     matters incident
 --------------------------------------------------------------------------------------------------------     to conduct thererof.

                                                                                        __________________________________________
                                                                                                    Number of Shares Voted

                                                                                        __________________________________________
                                                                                                    Name of Institution

Please sign exactly as name appears hereon.  Joint owners should    Signature_____________________________________  Date__________
each sign.  When signing as attorney, executor, administrator,
trustee or guardian, please give full title as such.                Signature_____________________________________  Date__________

APPENDIX 2
                               REGAL-BELOIT CORPORATION
                      PROXY FOR ANNUAL MEETING ON APRIL 24, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints J.L. Packard and R.C. Burress or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 29, 1996, at the Annual Meeting of Stockholders to be held on April 24, 1996, at 10:30 A.M. Central Daylight Time, at the Regal-Beloit Corporation's Corporate Headquarters, 200 Sate Street, Beloit,
Wisconsin   53511-6254, or any adjournment thereof (the Meeting)
and thereto vote all shares.

                  ELECTION OF ALL THREE (3) CLASS C DIRECTORS:
(or if any nominee is not available for election, such substitute as the Board of Directors may designate).

                                    Nominees:

             J. Reed Coleman, Frank E. Bauchiero, Stephen N. Graff

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using
the enclosed envelope.    SEE REVERSE SIDE


-----     Please mark
| X |     votes as in
-----     example

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of Directors and FOR All Proposals.

 -------------------------------------------------------------------------------------------------------
|       The Board of Directors recommends a vote FOR the election of Directors and FOR All Proposals.   |
|-------------------------------------------------------------------------------------------------------|
|                             FOR          WITHHELD                              FOR  AGAINST ABSTAIN   |
| 1. Election of Direc-                                 3. Amend Section 4 of                           |
|    tors (see reverse)       ____         ________        1991 Flexible Stock                          |
|                                                          Incentive Plan.       ____ _______ _______   |
|    For, except vote withheld from the following nominee(s)                                            |
|    _______________________________________________________                                            |
|                                                                                                       |  5. To act on other busi-
|                              FOR  AGAINST ABSTAIN                              FOR  AGAINST ABSTAIN   |     ness that properly
| 2. Increase the authorized                             4. Selection of Indepen-                       |     comes before the
|    common stock from                                      dent Auditors.        ____ _______ _______  |     meeting or any
|    25,000,000 to 50,000,000                                                                           |     adjournments and
|    shares at $0.01 par value ____ _______ _______                                                     |     matters incident
 --------------------------------------------------------------------------------------------------------     to conduct thereof.

                                                                                                 MARK HERE      ---------
                                                                                                 FOR ADDRESS    |       |
                                                                                                 CHANGE AND     |       |
                                                                                                 NOTE AT LEFT   ---------


Please sign exactly as name appears hereon.  Joint owners should    Signature_________________________________  Date___________
each sign.  When signing as attorney, executor, administrator,
trustee or guardian, please give full title as such.                Signature_________________________________  Date___________